UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2021

Comcast Corporation

(Exact Name of Registrant

as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	CMCSA	NASDAQ Global Select Market
0.250% Notes due 2027	CMCS27	NASDAQ Global Market
1.500% Notes due 2029	CMCS29	NASDAQ Global Market
0.750% Notes due 2032	CMCS32	NASDAQ Global Market
1.875% Notes due 2036	CMCS36	NASDAQ Global Market
1.250% Notes due 2040	CMCS40	NASDAQ Global Market
9.455% Guaranteed Notes due 2022	CMCSA/22	New York Stock Exchange
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information required by this Item 2.03 relating to the New Notes, the Base Indenture and the First Supplemental Indenture (as defined below) is set forth under Item 8.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

On August 19, 2021, Comcast Corporation (“Comcast” or the “Company”) and NBCUniversal Media, LLC (“NBCUniversal”), as applicable, consummated their private offers (the “Exchange Offers”) (i) (A) by the Company to exchange its 6.400% Notes due 2038, 6.950% Notes due 2037, 6.450% Notes due 2037, 6.400% Notes due March 2040, 6.550% Notes due 2039, 4.600% Notes due 2038, 6.500% Notes due 2035, 5.650% Notes due 2035 and 7.050% Notes due 2033 and (B) by NBCUniversal to exchange its 6.400% Notes due April 2040 for up to $5,000,000,000 in aggregate principal amount of the Company’s new Notes due 2051 (the “New 2051 Notes”), (ii) (A) by the Company to exchange its 4.700% Notes due 2048, 4.750% Notes due 2044, 4.650% Notes due 2042 and 4.500% Notes due 2043 and (B) by NBCUniversal to exchange its 5.950% Notes due 2041 and 4.450% Notes due 2043 for up to $6,000,000,000 in aggregate principal amount of the Company’s new Notes due 2056 (the “New 2056 Notes”) and (iii) by the Company to exchange its 4.600% Notes due 2045, 4.950% Notes due 2058 and 4.049% Notes due 2052 for up to $4,000,000,000 in aggregate principal amount of the Company’s new Notes due 2063 (the “New 2063 Notes”).

The Company issued $4,999,854,000 in aggregate principal amount of the New 2051 Notes, $5,999,998,000 in aggregate principal amount of the New 2056 Notes and $4,000,000,000 in aggregate principal amount of the New 2063 Notes (collectively, the “New Notes”). The New 2051 Notes will bear interest at a rate of 2.887% per year and will mature on November 1, 2051, the New 2056 Notes will bear interest at a rate of 2.937% per year and will mature on November 1, 2056 and the New 2063 Notes will bear interest at a rate of 2.987% per year and will mature on November 1, 2063. We will pay interest on the New 2051 Notes, the New 2056 Notes and the New 2063 Notes on May 1 and November 1 of each year, beginning on November 1, 2021.

The New Notes were issued pursuant to an Indenture dated as of September 18, 2013 (the “Base Indenture”) among Comcast, the guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee), as supplemented by the First Supplemental Indenture dated as of November 17, 2015 (the “First Supplemental Indenture”) among Comcast, the guarantors named therein and the Trustee, and an officers’ certificate issued pursuant thereto. The New Notes are guaranteed on an unsecured and unsubordinated basis by Comcast Cable Communications, LLC and NBCUniversal (the “Guarantors”).

The material terms and conditions of the New Notes are set forth in the Form of Officers’ Certificate filed herewith as Exhibit 4.1 and incorporated by reference herein and in the Base Indenture and First Supplemental Indenture, which are incorporated by reference as Exhibit 4.2 and Exhibit 4.3, respectively, to Comcast’s Registration Statement on Form S-3 filed on August 1, 2019, and incorporated by reference herein.

In connection with Comcast’s issuance of the New Notes, Comcast and the Guarantors entered into a registration rights agreement (the “Registration Rights Agreement”) with the joint lead dealer managers for the Exchange Offers, on behalf of themselves and each co-dealer manager for the Exchange Offers. Under the Registration Rights Agreement, the Company and the Guarantors agreed, among other things, to use commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the New Notes for a series of exchange notes with terms substantially identical in all material respects to the New Notes, except that the exchange notes will not contain transfer restrictions and will not provide for any increase in annual interest rate.

The New Notes have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws. Therefore, the New Notes may not be offered or sold except pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act and the applicable state securities laws.

Item 9.01(d) Exhibits

Exhibit Number	Description
4.1	Form of Officers’ Certificate setting forth the terms of the New Notes.
4.2	Registration Rights Agreement, dated as of August 19, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	August 19, 2021	By:	/s/ Elizabeth Wideman
		Name:	Elizabeth Wideman
		Title:	Senior Vice President, Senior Deputy General Counsel and Assistant Secretary